Exhibit 10.97

Amendment 3 to Business Partner Agreement MA-13-000677

This Amendment #3 ("Amendment 3") is dated as of September 19, 2017, by and between Lenovo PC HK. Limited ("Buyer"), LifeMed ID, Inc. ("Partner" or "LifeMed") and LifeMed's parent company, OrangeHook, Inc. ("OrangeHook") (collectively, the "Parties") and constitutes an amendment to the Business Partner Agreement between the Parties dated March 10, 2016 (the "Agreement").

WHEREAS, the Parties have entered into the Agreement under which Partner will provide certain Software and Services described therein;

WHEREAS, the Agreement calls for the Parties to independently and collaboratively sell the Bundled Systems, Software and Services to End Users;

WHEREAS, sale of the Bundled Systems, Software and Services as a solution targeted at healthcare industry is relatively new target segment for Buyer

WHEREAS, Partner therefore wishes to incent the purchase commitment and sales of the Bundled Systems, Software and Services by Buyer by agreeing to offer temporarily a Revenue Share arrangement that is more favorable to Buyer;

WHEREAS Buyer wishes to also assist Partner by Buyer agreeing to advanced purchase of Software Licenses and

WHEREAS, the Parties agree to amend the Agreement in the manner set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, conditions and covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Exhibit B, Section 2 - Revenue Share. The Sales Scenario table in Exhibit B, Section 2 Revenue Share (as amended by section 6 of Amendment 2 to the Agreement) is hereby temporarily amended as follows:

a. Temporary Revenue Share. Effective with the date hereof, the Parties agree that a temporary Revenue Share ("Temporary Revenue Share") for the first $[***] in the total contract value of LifeMed ID, Inc. Software and Services ("LMID Software and Services") made by Buyer and/or Partner and/or third parties ("Qualifying Sales") will result in Buyer receiving [***]% of Revenue and Partner receiving [***]% of Revenue from Qualifying Sales, subject to automatic termination pursuant to Section 1.b. below.  The [***]% to Buyer and [***]% to Partner Revenue share split will also apply to sales in [***], subject to automatic termination pursuant to Section 1.b. below.

b. Termination of Temporary Revenue Share. In the event that Qualifying Sales of $[***] in LMID Software and Services are made prior to the termination or expiration of the Agreement, the Temporary Revenue Share shall terminate automatically, and the Revenue Share between the parties for all Sales Scenarios shall automatically become [***]% for Partner and [***]% for Buyer; provided, further, that in such event, the terms specified in the Sales Scenario table in Exhibit B, Section 2 – Revenue Share (as amended by Section 6 of Amendment 2 to the Agreement) shall be hereby amended accordingly automatically.

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENITAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2. Quarterly Sales. The Parties further agree that effective with the calendar quarter beginning on October 1, 2017, if the amount of Qualifying Sales of LMID Software and Services under this Agreement does not reach the Minimum Pre-purchase Commitment in any given calendar quarter following the effective date of this Amendment 3, Buyer's $[***] ("Roll-Out Payment") in Exhibit A, Section 4. (Lenovo or its subcontractors will perform the following roles and responsibilities), Subsection H.iv.c., (as amended by Section 5 of Amendment 2) of the Agreement shall reduce by an amount equivalent to Buyer's sales shortfall. In each of the first two full calendar quarters beginning October 1, 2017 and January 1, 2018, the maximum allowable decrement shall be $[***].  Thereafter, the maximum allowable decrement amount in the following four calendar quarters (beginning April 1, 2018, July 1, 2018, October 1, 2018 and January 1, 2019) shall be $[***].

For purposes of clarity, no decrements shall be made for a calendar quarter beginning October 1, 2017 and January 1, 2018 for which Buyer's Temporary Revenue Share in the given quarter meets or exceeds $250,000, and no decrements shall be made for a calendar quarter beginning July 1, 2018, October 1, 2018, January 1, 2019 and April 1, 2019 for which Buyer's Temporary Revenue Share in the given quarter meets or exceeds $500,000. In no event, shall the Roll-Out Payment reduce to less than $0.

3. Minimum Pre-purchase Commitment. Buyer agrees to a minimum pre-purchase commitment to Partner equal to $[***] ("Minimum Pre-purchase Commitment") in payments. The Minimum Pre-purchase Commitment will be invoiced near the beginning of each quarterly period such that payment will be received by the schedule below:

Commitment Period	Invoice Date	Payment Due Date*	Minimum Pre-purchase Commitment Amount
1	11/01/2017	12/31/2017	$[***]
2	02/01/2018	04/01/2018	$[***]
3	05/01/2018	06/30/2018	$[***]
4	08/01/2018	09/30/2018	$[***]
5	11/01/2018	12/31/2018	$[***]
6	02/01/2019	04/01/2019	$[***]

Qualifying Sales from the prior Commitment Period will be netted against the current Commitment Period invoice. If the cumulative payments made by Buyer or Lenovo Financial Services under Minimum Pre-purchase Commitment or Temporary Revenue Share meet or exceed the cumulative Minimum Pre-purchase Commitment payments for any Commitment Period, no payment is required.

Partner will receive the Temporary Revenue Share amounts from Buyer or Lenovo Financial Services   pursuant to Exhibit B, Paragraph 2. Revenue Share, C. Payment of the Business Partnership Agreement dated March 10, 2016, which states:

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENITAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

               "Owing Party shall pay amounts owed designated account within forty-five (45) days after the last day of each calendar month in which the purchase occurred without the requirement of an invoice allocated Party."

Payments made under the Minimum Pre-purchase Commitment are final and non-refundable.

If at any time prior to April 1, 2019 Buyer has made $[***] in Temporary Revenue Share or Minimum Pre-purchase Commitment payments or any combination thereof, Buyer will have satisfied its Minimum Pre-purchase Commitment. Buyer shall remain obligated to make Temporary Revenue Share payments to Partner for any future Qualifying Sales after fulfilling the Minimum Pre-purchase Commitment amount.

*Buyer agrees that payment will be received by Partner on or before the Payment Due Date.

4. Automatic Extension of Agreement. In the event that Qualifying Sales of at least $[***] of LMID Software and Services are made during the remainder of the current Term of the Agreement, the Term of the Agreement (as amended by Section 3 of Amendment 2) shall be extended automatically to September 10, 2021.

5.  Amendment of Exhibit A. Exhibit A, Section 4 as amended by Amendment 2 is deleted and replaced in its entirety by the following:

Exhibit A Section 4, (Lenovo or its subcontractors will perform the following roles and responsibilities), Subsection H, is hereby amended by adding the following subsections:

iv. Licensing Fees: In consideration for OrangeHook's agreement to expand the definition of Territory (as newly defined below in Section 5 of this Amendment 2) for the exclusive rights for bundling of LMID software (inclusive of Point-of-sale/payment features) previously granted to Lenovo in the Agreement, Lenovo will pay a one-time, non-refundable fee to be paid as follows:
a.	$[***] dollars no later than September 26, 2016.
b.	$[***] dollars no later than December 31, 2016.
c.
[***] Roll-out:  Upon the roll-out of Partner Software within [***], Lenovo will pay a one-time, non-refundable fee of $[***] (unless reduced as per the terms of this Amendment 3) to OrangeHook, such payment will be due after any customer contract with Software revenue of $[***] or more, payable 60 days after $[***] in Software revenue is achieved. For clarity, this only applies to the first contract value of $[***] or more and includes one-time and cumulative customer sales that equal or exceed $[***] in total.

d.
Further Assurance. Payment of the License Fees for expansion of the definition of Territory is subject to successful completion of [***] in which the JV Partner affirms Lenovo's global marketing rights under this Agreement.

v.
Additional Non-Exclusive Rights. In further consideration for the payments outlined in the foregoing subsection iv (Licensing Fees), OrangeHook grants to Lenovo the non-exclusive rights to use the additional Software, Services, Product Names, Trademarks and Logos pursuant to Sections 8 and 9 of this Amendment 2.

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENITAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

6. Miscellaneous.

a. Entire Agreement. This Amendment 3, together with the Agreement and Amendments 1 and 2, constitute the entire agreement between the Parties and supersedes all other understandings or agreements with respect to the subject matter expressed in this Amendment 3, whether oral or written.  Except as set forth in Amendments 1, 2 and 3, all other terms and conditions of the Agreement shall remain in full force and effect.

b. Counterparts. This Amendment 3 may be signed in one or more counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one single agreement between the Parties. Any signed copy of this Amendment 3 made by reliable means (e.g., photocopy, facsimile) shall be considered an original.

c. Capitalized Terms. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Agreement, as amended.

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INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENITAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, each of the Parties hereto have caused this Amendment 3 to be signed by their duly authorized representatives.

Accepted and Agreed to:	Accepted and Agreed to:

Lenovo PC HK Limited	LifeMed ID, Inc.

/s/ Jon Pershke September 18, 2017	/s/ Rick Resnick September 18, 2017
Authorized Signature Date	Authorized Signature Date

Jon Pershke	Rick Resnick
Printed name	Printed Name

VP, PCSD Strategy	EVP
Title	Title

Accepted and Agreed to:

OrangeHook, Inc.

/s/ James Mandel September 18, 2017
Authorized Signature Date

James Mandel
Printed Name

CEO
Title

INFORMATION MARKED BY [***] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENITAL TREATMENT. THE OMITTED PORTION HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.